CONTRACTS RECEIVABLE NET (Details 1) - USD ($)	6 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Contract receivable	$ 117,315	$ 167,748
Non-current portion	168,869	$ 262,617
2019 FMP Contract [Member]
Contract receivable	1,266,872
Maintenance fees	289,589
Total	1,556,461
Less: current portion of contract receivable	1,387,592
Non-current portion	$ 168,869
Contracted payment due date	Dec. 31, 2021
Contracted payment due date, Non current	Dec. 31, 2022